SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 22, 1998

                      Coates International, Inc.
        Exact name of Registrant as specified in charter)

 Delaware        33-94884         22-2925432
(State or other       (Commission            (IRS employer
jurisdiction of       file number)           identification
incorporation                                       no.)


  Highway 34 & Ridge Road, Wall, New Jersey            07719
(Address of principal executive office)               Zip Code

Registration telephone number, including area code: (732) 449-7717


Former name or former address, if changed since last report)








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Item 5.           Other Events.

                  On October 9, 1998, Registrant received an exclusive, worldwide license to make, use and sell products incorporating the patents owned by George J. Coates, the founder and controlling shareholder of Registrant, and his son, Gregory Coates, which cover the "Coates Spherical Rotary Valve"
                  system. This new license, which supersedes the previous license, expands the territorial coverage of the previous license held by Registrant from those countries, their territories and possessions, comprising North America, Central America and South America, to all the countries in the world. The new license automatically terminates under certain conditions involving bankruptcy or receivership and in the event Registrant fails to obtain equity financing in the minimum amount of $2,000,000 by January 17, 1999. A copy of the "Exclusive Conditional Worldwide License Agreement", dated October 9, 1998 is annexed to this Current Report as an exhibit.

                  In consideration of the grant of this worldwide license, Registrant agreed to (a) issue to George J. Coates (i) 500,000 shares of its Series A Preferred Stock (ii) 500,000 shares of its Common Stock and (iii) 500,000 shares of a new series of Series A Preferred Stock with supervoting rights entitling its holder to exercise 1,000 votes per share on all shareholder matters. In addition, Registrant agreed to pay to George J. Coates (x) a license payment in the amount of $2,500,000 when, as and if Registrant has sufficient capital to make such payment and (y) royalty payments in amounts equal to twenty (20%) percent of royalties received by Registrant from its future licensing activities.

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Item 7.           Financial Statements and Exhibits.

                           (c)      Exhibits.

                           (10) Exclusive Conditional Worldwide License Agreement, dated October 9, 1998, by and between Coates International, Ltd., George J. Coates and Gregory Coates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


         October 22, 1998                   Coates International, Ltd.



                                            By: s/George J. Coates
                                                George J. Coates, President
                                                and Chief Executive Officer

































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                                    EXHIBIT

                EXCLUSIVE CONDITIONAL WORLDWIDE LICENSE AGREEMENT

         THIS AGREEMENT, dated this 9th day of October, 1998, by and between GEORGE J. COATES, individually, residing at 1811 Murray Drive, Wall Township, New Jersey 07719 (hereinafter referred to as "LICENSOR I") and GREGORY COATES, residing at 1811 Murray Drive Wall Township, New Jersey 07719 (hereinafter referred to as "LICENSOR II"), and COATES INTERNATIONAL, LTD. having its principle place of business at Route 34 and Ridgewood Road, Wall Township, New Jersey 07719, (hereinafter referred to as "LICENSEE").

                              B A C K G R O U N D:

         WHEREAS, LICENSOR I is the patentee and owns and has the right to license certain PATENT RIGHTS (as hereinafter defined) used in the design and construction of internal combustion engines employing spherical rotary valves (the "COATES SPHERICAL ROTARY VALVE SYSTEM"); and

         WHEREAS, LICENSOR II has loaned LICENSOR I funds to reimburse Coates International, Ltd. for patent expenses; and

         WHEREAS, LICENSOR I has granted to LICENSOR II and LICENSOR has accepted an exclusive, revocable license with the right to sublicense; and

         WHEREAS, LICENSOR I and LICENSOR II had each granted to LICENSEE, by License Agreement, dated December 22, 1997, an exclusive revocable license for all of the countries, their territories and possessions, comprising North America, Central America and South America to make, use, sell and have made, LICENSED PRODUCT falling within the scope of the PATENT RIGHTS; and



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         WHEREAS,  it is the desire of LICENSOR I and  LICENSOR II to modify and expand upon the previously granted license for the consideration set forth herein and to render the previously granted licenses superseded by this license and hence null and void.

         NOW THEREFORE, in consideration of the premises and covenants and other good and valuable consideration and the mutual promises of the performance of the undertakings herein, it is agreed by and between the parties hereto as follows:
                             ARTICLE I - DEFINITIONS

         1.1 - "CSRV VALVE SYSTEM" shall mean a cylinder head or heads for an internal combustion engine manufactured in accordance with the PATENT RIGHTS (as hereinafter defined).

         1.2  -   "IMPROVEMENTS"   shall  mean  any  improvement,   change,   or
modification to the CSRV VALVE SYSTEM which may be developed, created, or acquired by either party to this Agreement, but only to the extent that the same comes within the scope of one or more of the claims of the patent rights (as hereinafter defined).

         1.3 - "PATENT  RIGHTS"  shall mean the patents as listed in  Attachment
1.3.

         1.4 - "PROTOTYPES" shall mean LICENSED PRODUCT manufactured for testing and evaluation purposes only.

         1.5 - "TERRITORY" shall mean all of the countries, their territories and possessions, either currently existing or hereinafter formed, in the world.



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                          ARTICLE II - LICENSES GRANTED

         2.1 - LICENSES GRANTED TO LICENSEE

                  (1) LICENSOR I and LICENSOR II (hereinafter referred to jointly as "LICENSOR") hereby grants to LICENSEE an exclusive license in the TERRITORY, to make, use, sell, and have made, product falling within the scope of the PATENT RIGHTS, and to prevent others from making, using, selling or having made product falling within the scope of the PATENT RIGHTS;

                  (2) LICENSOR hereby grants to LICENSEE the exclusive right to manufacture and sell PROTOTYPES falling within the scope of the PATENT RIGHTS anywhere in the world.

         2.2 - IMPROVEMENTS

         If LICENSORS have heretofore brought about or shall hereafter during the term of this Agreement bring about any IMPROVEMENTS to the PATENT RIGHTS LICENSORS shall promptly disclose such IMPROVEMENTS TO LICENSEE. Any such IMPROVEMENTS shall become subject to this Agreement.

         2.3 - PATENT MARKINGS

         LICENSEE shall mark on an exposed surface of all products made through use of the PATENT RIGHTS hereunder, appropriate patent markings identifying LICENSOR I as the owner of the pertinent PATENT RIGHTS. The content, formal language used in such markings shall be in accordance with the laws and practices of the countries where such products bearing such markings are made, sold, or used and shall be approved by LICENSOR I.


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         2.4      ACKNOWLEDGMENT OF LICENSE

         On all CSRV VALVE SYSTEMS, LICENSEE and Sublicensee shall acknowledge that the same are manufactured under license from LICENSOR I. Unless otherwise agreed to by the parties, the following notice shall be used by LICENSEE and sublicensees on an exposed surface of all products: "Manufactured under License from George J. Coates". Sublicensees shall use the notice:
"Manufactured under License from Coates International, Ltd. and George J. Coates." Such notices shall be used in all descriptive materials, instruction and service manuals relating to the CSRV VALVE SYSTEM.
                             ARTICLE III - PAYMENTS

         3.1 - In consideration for the grant of this license, the LICENSEE shall grant to LICENSORS, shares of stock in LICENSEE. The shares shall be granted as follows: 500,000 Series A Preferred shares to LICENSOR I; 500,000 Common Shares to LICENSOR I; the LICENSEE shall cause the creation of a new series of Series A Preferred shares with voting rights for all shareholder matters equal to 1,000 votes per share and to issue 500,000 of the to-be-created new series A Preferred shares to LICENSOR I.

         3.2 - In further consideration of the granting of this License, LICENSEE shall (a) pay all costs associated with the PATENT RIGHTS identified herein in the TERRITORY; (b) pay to LICENSOR I a license payment fee in the amount of $2,500,000, payable when, as and if the LICENSEE has sufficient capital to make such payment, and; (c) pay to LICENSOR I a royalty payment in the amount of twenty (20%) percent of any and all royalties received by

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the LICENSEE  pursuant to any and all license,  royalty or other  agreement with any third party in the TERRITORY derived from the manufacture, assembly or sale of any part, accessory, component or engine incorporating any aspect of the PATENT RIGHTS, the CSRV VALVE SYSTEM or IMPROVEMENTS.

            ARTICLE IV - REPRESENTATIONS, OBLIGATIONS, WARRANTIES AND
                                   DISCLAIMERS

         4.1 - LICENSOR I represents and warrants that LICENSOR I is the rightful owner of the PATENT RIGHTS and has the exclusive right to license all of the PATENT RIGHTS and that all such PATENT RIGHTS pertaining to the CSRV VALVE SYSTEM under LICENSOR'S control and possession in the TERRITORY are set forth in Attachment 1.4. Further, LICENSOR I and LICENSOR II have the power and authority to execute, deliver and perform its obligations under this Agreement, nor the performance of its obligations hereunder will constitute a breach of the terms or provisions of any contract or agreement to which LICENSOR is a party.

         4.2 - LICENSEE will use its best efforts to execute all such tasks as may be necessary to bring about the speedy manufacture, sale or use of products manufactured with the use of the PATENT RIGHTS consistent with good business practice; and ensure that all steps within its power are undertaken with all reasonable speed to ensure that such products made by LICENSEE comply with relevant government regulations and to ensure that all steps within its power are undertaken with all reasonable speed to ensure that sublicenses are negotiated and executed with respect to the PATENT RIGHTS.

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                      ARTICLE V - DURATION AND TERMINATION

         5.1 - Subject to the provisions of Section 5.1 hereof, all rights and obligations under this Agreement shall expire upon the last to expire patents of the PATENT RIGHTS.

         5.2 - This Agreement shall terminate effective immediately upon:

                  (a) The  filing by  LICENSEE  of an  involuntary  petition  in bankruptcy, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee in bankruptcy or liquidator for LICENSEE in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings, or the winding up or liquidation of its affairs, and the continuance of any such petition, decree or order undismissed or unstayed and in effect for a period of sixty (60) consecutive days; or

                  (b) The voluntary or involuntary consent of LICENSEE to the appointment of a conservator, receiver, trustee in bankruptcy or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or relating to LICENSEE, or relating to substantially all of its property, or if LICENSEE shall admit in writing its inability to pay its debts generally as they become due, file a petition to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, reorganization or bankruptcy statute,

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         make an assignment for the benefit of its creditors or
         voluntarily suspend payment of its obligations; or

                  (c) the failure of LICENSEE to successfully consummate the private placement of the minimum 400,000 of its Common Shares being offered pursuant to LICENSEE'S Confidential Private Offering Memorandum, dated October, 1998, pursuant to the terms and provisions set forth therein.

                ARTICLE VI - LIMITATION OF ASSIGNMENT BY LICENSEE

         6.1 - This License is non-assignable and the rights, duties and privileges of LICENSEE hereunder shall not be sold, transferred, hypothecated, or assigned by LICENSEE, either in whole or in part without the consent of LICENSORS.

                           ARTICLE VII - GOVERNING LAW

         7.1 - This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of New Jersey and each party hereby submits to the jurisdiction of any state or federal court in the State of New Jersey in the event of any claims arising under this Agreement.

                         ARTICLE VIII - ENTIRE AGREEMENT

         8.1 - This Agreement sets forth the entire Agreement and understanding by and between LICENSOR and LICENSEE as to the subject matter hereof and has priority over all documents, verbal consents and understandings made before the execution of this Agreement and none of the terms of this Agreement shall be amended or modified except in a written document signed by LICENSORS and LICENSEE hereto.

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         8.2 - Should any portion of this Agreement be declared null and void by operation of law, or otherwise, the remainder of this Agreement shall remain in full force and effect.

         8.3 - This Agreement is understood by the parties hereto to specifically supersede both the February 17, 1997 License from LICENSOR I to LICENSEE and any subsequent amendments thereto as well as the Agreement from LICENSOR II to LICENSEE dated February 22, 1997 as well as the License Agreement, dated December 22, 1997, executed and delivered by and between LICENSOR I, LICENSOR II and LICENSEE and any subsequent amendments thereto.

                              ARTICLE IX - NOTICES

         9.1 - Any notice, consent or approval required under this Agreement shall be in English and in writing, and shall be delivered to the following addresses (a) personally by hand, (b) by Certified Air Mail, postage prepaid, with return receipt requested, or (c) by telefax, confirmed by such Certified Air Mail:

         If to the LICENSORS:

                  Mr. George J. Coates
                  c/o COATES INTERNATIONAL, LTD.
                  Route 34 & Ridgewood Road
                  Wall Township, NJ 07719-9738
                  Telephone:  (732) 449-7717
                  Telefax:    (732) 449-7736


                  Mr. Gregory Coates
                  c/o COATES INTERNATIONAL, LTD.
                  Route 34 & Ridgewood Road
                  Wall Township, NJ 07719-9738
                  Telephone:  (732) 449-7717
                  Telefax:    (732) 449-7736





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         If to LICENSEE:

                  COATES INTERNATIONAL, LTD.
                  Route 34 & Ridgewood Road
                  Wall Township, NJ 07719-9738

         All notices shall be deemed effective upon the date delivered by hand or sent. If either party desires to change the address to which notice is sent to such party, it shall so notify the other party in writing in accordance with the foregoing.
                            ARTICLE X - MISCELLANEOUS

         10.1 - Headings and References - Headings in this Agreement are included herein for ease of reference only and have no legal effect. Reference herein to Sections or Attachments are to Sections and Attachments to this Agreement, unless expressly stated otherwise.

         10.2 - Reference on Disclosure of Terms and Provisions (a)This Agreement shall be distributed solely to:
(i) those personnel of LICENSORS and LICENSEE who shall have a need to know of its contents; (ii) those persons whose knowledge of its contents will facilitate performance of the obligations of the parties under this agreement; (iii) those persons, if any, whose knowledge of its contents is essential in order to permit LICENSEE or LICENSORS to place, maintain or secure benefits as required by law, regulation or judicial order.





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         IN  WITNESS  WHEREOF,  the  parties  have cause  this  Agreement  to be executed as of the date first above written by their authorized representatives.

ATTEST:


                                           s/George J. Coates
                                        GEORGE J. COATES - INDIVIDUALLY




                                           s/Gregory Coates
                                        GREGORY COATES - INDIVIDUALLY


                                           COATES INTERNATIONAL, LTD.

                                     BY:   s/George J. Coates
                                               GEORGE J. COATES
                                               PRESIDENT AND CHIEF
                                               EXECUTIVE OFFICER





























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